Exhibit 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(k)(l)

      The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


June 21, 2001                   CAXTON INTERNATIONAL LIMITED

                                By: /s/ Joseph Kelly
                                   ---------------------------------------------
                                  Name: Joseph Kelly
                                  Title: Vice President and Treasurer

                                By:   /s/ Maxwell Quin
                                   ---------------------------------------------
                                   Name:  Maxwell Quin
                                   Title: Vice President and Secretary


                                CAXTON EQUITY GROWTH LLC

                                By:   /s/ Scott B. Bernstein
                                   ---------------------------------------------
                                   Name:  Scott B. Bernstein
                                   Title: Secretary, Caxton Associates, L.L.C.,
                                            Manager


                                CAXTON EQUITY GROWTH (BVI) LTD.

                                By:   /s/ Joseph Kelly
                                   ---------------------------------------------
                                   Name:  Joseph Kelly
                                   Title: Vice President

                                By:   /s/ Maxwell Quin
                                   ---------------------------------------------
                                   Name:  Maxwell Quin
                                   Title: Secretary


                                CAXTON ASSOCIATES, L.L.C.

                                By:   /s/ Scott B. Bernstein
                                   ---------------------------------------------
                                   Name:  Scott B. Bernstein
                                   Title: Secretary

                                     /s/ Scott B. Bernstein
                                   ---------------------------------------------
                                    Bruce S. Kovner, by Scott B. Bernstein, as
                                    Attorney-in-Fact